Term Deposits - Schedule of Term Deposits (Detail) - USD ($) $ in Thousands	Mar. 31, 2025	Mar. 31, 2024
Term Deposit [Abstract]
Term deposits	$ 254,416	$ 280,688
Non-current	2,130	966
Current	252,286	279,722
Total	$ 254,416	$ 280,688